SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2002 (November 13, 2002)

T/R SYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-29045 (Commission File Numbers)	58-1958870 (I.R.S. Employer Identification Nos.)

1300 Oakbrook Drive, Norcross, Georgia (Address of Principal Executive Offices)	30093 (Zip Code)

Registrants’ Telephone Number, Including Area Code: (770) 448-9008

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

     On November 13, 2002, T/R Systems, Inc. announced the transfer of the listing of its common stock to the Nasdaq SmallCap Market, as more fully described in a press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable

Pro Forma Financial Information.
Not applicable.

(c)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Press release dated November 13, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

T/R SYSTEMS, INC.

/s/ LYLE W. NEWKIRK

	By:	Lyle W. Newkirk Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Date: November 15, 2002

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release dated November 13, 2002